U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 7, 2003


                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)



DELAWARE                       0-21743                       36-3680347
--------------------------------------------------------------------------------
(State or Other        (Commission File Number)           (IRS Employer
Jurisdiction                                              Identification No.)
Incorporation)



     2201 SECOND STREET, SUITE 402, FORT MYERS, FLORIDA          33901
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)             (Zip Code)

                        (239) - 337-3434
----------------------------------------------------
(Registrant's Telephone Number, including Area Code)


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


ITEM 5. OTHER EVENTS.
---------------------

On March 7, 2003, NeoMedia Technologies, Inc., a Delaware corporation ("the Company") entered into a Memorandum of Terms to acquire and merge with Loch Energy, Inc. ("Loch"), an oil and gas provider based in Humble, Texas. Loch currently owns mineral and lease rights to five properties, totaling approximately 130 acres, near Houston, Texas. Loch's portion of the proven reserves on the five properties is estimated at 7,707,247 barrels. Loch's portion of the probable reserves on the five properties is estimated at an additional 5,963,748 barrels.

The merger would provide for one share of common stock of the Company to be exchanged for every four shares of Loch common stock on an adjusted basis, and additional "earn out" shares to be issued to Loch shareholders based on actual oil production in the first year after closing. Total shares to be issued to Loch shareholders will not exceed 50% of NeoMedia outstanding shares.

The merger is subject to negotiations of definitive contracts, corporate filing requirements, completion of due diligence and any required approval by the Boards of Directors and shareholders of each company. It is anticipated that closing would occur approximately 30 days after such conditions are satisfied.


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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEOMEDIA TECHNOLOGIES, INC.
                                          ---------------------------
                                                (Registrant)

Date: MARCH 17, 2003                            By:/s/ CHARLES T. JENSEN
      --------------                               ---------------------

                                                Charles T. Jensen, President,
                                                Chief Operating Officer,
                                                Acting Chief Executive
                                                Officer and Director

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


                                  EXHIBIT INDEX

SEQUENTIAL              EXHIBIT
PAGE NUMBER             DOCUMENT
-----------             --------

     5                    03.1      Memorandum of Terms for proposed
                                    transaction between NeoMedia
                                    Technologies, Inc., and Loch Energy, Inc.

     11                   03.2      Press release dated March 13, 2003



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


                                  EXHIBIT 03.1

                               MEMORANDUM OF TERMS

                          PROPOSED TRANASACTION BETWEEN

                           NEOMEDIA TECHNOLOGIES, INC.

                                       AND

                                   LOCH ENERGY


THE TERMS SET FORTH ON THE MEMORANDUM OF TERMS ARE INTERDEPENDENT, AND NO SINGLE ASPECT OF THE MEMORANDUM OF TERMS SHOULD BE CONSIDERED OR VALUED ON A STAND-ALONE BASIS.

Loch Energy and NeoMedia intend to complete a transaction to substantially enhance their respective shareholder values. Loch Energy and NeoMedia seek to:

      1. Merge Loch Energy with NeoMedia Technologies in an exchange of common stock.

      2.    Centralize administrative and management functions.

      3. Enhance shareholder value through the increase of cash flow from oilfield operations, patent licensing and value added reseller operations as well as by decreasing expenditures through centralization.

To effectuate these goals, NeoMedia and Loch Energy would:

ACTION STEPS          NEOMEDIA WOULD                                       LOCH ENERGY WOULD
                      1. EXCHANGE OF SHARES:

                      Obtain shareholder approvals as required.            Obtain the necessary approval from
                      Additionally, NeoMedia would obtain from Loch        shareholders in order to effectuate a merger
                      Energy shareholders a legal majority of its shares   with NeoMedia Technologies. Additionally,
                      to be exchanged for shares of common stock in        convert all outstanding debt, other than
                      NeoMedia Technologies, Inc.  NeoMedia will           trade payables, and all shares of preferred
                      initially exchange twenty-five of its shares for     stocks into shares of common stock of Loch
                      every one hundred shares of Loch Energy with a       Energy prior to the merger with NeoMedia
                      potential maximum exchange rate of one share of      Technologies. In accomplishing this, Loch
                      NeoMedia technologies common stock for each share    Energy will, in conjunction with NeoMedia,
                      of Loch Energy common stock.                         calculate a ratio of its outstanding shares
                                                                           of common stock to that of NeoMedia so as to
                                                                           form a 1:1 ratio of shares between the two
                                                                           companies ("ratio adjustment"). For example,
                                                                           if NeoMedia Technologies has 1000 shares of
                                  5

ACTION STEPS          NEOMEDIA WOULD                                       LOCH ENERGY WOULD


                                                                           common stock outstanding and Loch Energy has
                                                                           500 shares of common stock outstanding, the
                                                                           ratio would be 0.5:1. That is to say that a
                                                                           1:1 ratio would be two shares of NeoMedia
                                                                           Technologies common stock for each share of
                                                                           Loch Energy common stock. The reverse would
                                                                           also be true. If Loch Energy has 1000 shares
                                                                           of common stock outstanding and NeoMedia
                                                                           Technologies has 500 shares of common stock
                                                                           outstanding, the ratio would be 0.5:1. That
                                                                           is to say that a 1:1 ratio would be two
                                                                           shares of Loch Stock for each share of
                                                                           NeoMedia Technologies.

                                                                           The initial exchange rate will be one
                                                                           hundred of Loch Energy shares for each
                                                                           twenty-five shares of NeoMedia Technologies,
                                                                           after application of the adjustment ratio.
                                                                           However, this exchange rate may be increased
                                                                           to a maximum of one share of Loch Energy for
                                                                           each share of NeoMedia Technologies common
                                                                           stock according to the following earn-out
                                                                           schedule, after application of the
                                                                           adjustment ratio. The final calculation of
                                                                           the earn-out will be made 365 days from the
                                                                           signing of this letter of intent.

                                                                           EARN-OUT:

                                                                           365 days following the signing of this LOI
                                                                           or upon Loch achieving any of the milestones
                                                                           listed below, whichever occurs sooner after
                                                                           the closing the shareholders of Loch will
                                                                           receive shares of NeoMedia Common Stock in
                                                                           accordance with the following:

                                                                           a)       if the total first year oil
                                                                                    production by Loch Energy (Companies
                                                                                    share of total oil production) or
                                                                                    the Loch Energy subsidiary of
                                                                                    NeoMedia Technologies, is 358,075
                                                                                    barrels or greater, the shareholders
                                                                                    of Loch Energy will receive 1 share
                                                                                    of NeoMedia Technologies common
                                                                                    stock for each share of Loch Energy,
                                                                                    after application of the adjustment
                                                                                    ratio;
                                  6

ACTION STEPS          NEOMEDIA WOULD                                       LOCH ENERGY WOULD

                                                                           b)       if the total first year oil
                                                                                    production is between 286,460 and
                                                                                    358,074 barrels , the shareholders
                                                                                    of Loch Energy will receive .8
                                                                                    shares of NeoMedia Technologies
                                                                                    common stock for each share of Loch
                                                                                    Energy, after application of the
                                                                                    adjustment ratio;

                                                                           c)       if the total first year oil
                                                                                    production is between 214,845 and
                                                                                    286,459 barrels, the shareholders of
                                                                                    Loch Energy will receive .6 shares
                                                                                    of NeoMedia Technologies common
                                                                                    stock for each share of Loch Energy,
                                                                                    after application of the adjustment
                                                                                    ratio;

                                                                           d)       if the total first year oil
                                                                                    production is between 143,230 and
                                                                                    214,844 barrels , the shareholders
                                                                                    of Loch Energy will receive .4
                                                                                    shares of NeoMedia Technologies
                                                                                    common stock for each share of Loch
                                                                                    Energy, after application of the
                                                                                    adjustment ratio;

                                                                           e)       if the total first year oil
                                                                                    production is below 143,230 barrels
                                                                                    , the shareholders of Loch Energy
                                                                                    will receive .25 shares of NeoMedia
                                                                                    Technologies common stock for each
                                                                                    share of Loch Energy, after
                                                                                    application of the adjustment ratio.
                                                                                    In no event will the shareholders of
                                                                                    Loch Energy receive less than .25
                                                                                    shares of NeoMedia Technologies
                                                                                    common stock for each share of Loch
                                                                                    Energy common stock after
                                                                                    application of the adjustment ratio.


                                  7

ACTION STEPS          NEOMEDIA WOULD                                       LOCH ENERGY WOULD

                      2. MANAGEMENT AND ADMINISTRATION:

                      NeoMedia will consolidate all senior                 Loch Energy will turn over all
                      management and administrative functions.             management and administrative
                      The accounting, legal, treasury, and Human           responsibilities for the combined
                      Resources functions will be combined and             entity to NeoMedia Technologies.
                      headquartered at its Ft. Myers, Florida              Additionally, the Board of
                      home office.                                         Directors of NeoMedia Technologies
                                                                           will remain the Board of Directors
                                                                           for the combined entity.  The oil
                                                                           Drilling and Exploration
                                                                           operations  will be managed by
                                                                           Douglas Ashworth and be
                                                                           headquartered in Humble, Texas.

                      3. LOCK-UP:

                      NeoMedia's officers and directors are                Mr. Ashworth will report to C. T.
                      subject to Rule 144 in regards to the sale           Jensen.
                      of their shares.
                                                                           Loch Energy shareholders will be
                                                                           subject to Rule 144 in reqards to
                                                                           the sale of their sale of NeoMedia
                                                                           common stock.

                      4. STOCK OPTION PLAN:

                      The post merger NeoMedia Technologies will           Former Loch Energy employees who
                      require a new stock option plan, which               become NeoMedia Technology
                      will have to be ratified by the Board of             employees will be eligible to
                      Directors and by the shareholders.                   participate in the new employee
                                                                           stock option plan.

                      5. DUE DILIGENCE:

                      NeoMedia will conduct its due diligence              Loch Energy will conduct its due
                      utilizing both internal and outside                  diligence utilizing both internal
                      professionals, as it requires. It will               and outside professionals, as it
                      bear the costs of its own due diligence,             requires. It will bear the costs of
                      which will include, but not be limited to,           its own due diligence, which will
                      legal and accounting costs.                          include, but not be limited to,
                                                                           legal and accounting costs.
                                                                           Additionally, Loch Energy will be
                                                                           required to complete, prior to the
                                                                           merger, audited financials for the
                                                                           last two fiscal years.

                      6.  MANAGEMENT CONTRACTS:

                      NeoMedia will have in place a management             Loch Energy will terminate any open
                      contract with its CEO of the combined                management contracts prior to the
                      entity.                                              merger.

                                                                 8

ACTION STEPS          NEOMEDIA WOULD                                       LOCH ENERGY WOULD

                      7.  ISSUANCE OF SHARES:

                      NeoMedia will issue additional shares of             Loch Energy will issue additional
                      its stock as required in the normal course           shares of its stock as required in
                      of business.                                         the normal course of business. The
                                                                           exchange rate for shares of Loch
                                                                           Energy with NeoMedia Technologies
                                                                           will be set by the date of
                                                                           signature of this Memorandum of
                                                                           Terms based on NeoMedia's
                                                                           outstanding common stock of
                                                                           30,746,968 and Lochs outstanding
                                                                           common stock (estimated at
                                                                           47,000,000-final numbers to be
                                                                           provided by Loch). The final ratio
                                                                           must be the same as the ratio at
                                                                           the date of signature of the
                                                                           Memorandum of Terms.



DEFINITIVE     The final agreement will set forth the terms and conditions for
AGREEMENT:     both NeoMedia and Loch Energy and contain representations and warranties, covenants and indemnities consistent with transactions of this type.

APPROVALS:     This merger is subject to an affirmative vote from the board of directors of each company and the satisfactory completion of due diligence by both companies.

CLOSING:       As soon as practicable, but no later than (TO BE MUTUALLY AGREED
               UPON), subject to extension by written mutual consent or to satisfy any regulatory requirements.

               Upon completion of due diligence and definitive documentation, each party will be required to close absent unusual circumstances, such as the failure of NeoMedia to obtain any required stockholder approval, failure to deliver required documentation set forth under the definitive agreements, shareholder litigation, regulatory requirements and fraudulent disclosures.

Dated: 3-7-03                                         Dated: 3-6-03





/s/ Charles T. Jensen                          /s/ Douglas Ashworth
----------------------------------             ---------------------------------

CHARLES T. JENSEN                              DOUGLAS ASHWORTH

CEO, NEOMEDIA TECHNOLOGIES                     CEO, LOCH ENERGY

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


                                  EXHIBIT 03.1
FOR IMMEDIATE RELEASE
---------------------


PRESS CONTACTS:          Charles T. Jensen                    David A. Kaminer
---------------
                         NeoMedia Technologies, Inc.          The Kaminer Group
                         +(239) 337-3434                      +(914) 684-1934
                         cjensen@neom.com
                         ----------------
                         dkaminer@kamgrp.com
                         -------------------

      NEOMEDIA REACHES AGREEMENT IN PRINCIPAL TO ACQUIRE LOCH ENERGY, INC., HOUSTON-BASED COMPANY WITH $410 MILLION IN PROVEN AND PROBABLE OIL RESERVES

FT. MYERS, FL, and HOUSTON, TX, March 13, 2003 -- NeoMedia Technologies, Inc. (OTCBB: NEOM), said today that it has reached an agreement in principal to acquire and merge with Loch Energy, Inc., of Houston, an energy company with $410 million in PROVEN and PROBABLE reserves.
     The merger would provide for one share of common stock of NeoMedia to be exchanged for every four shares of Loch Energy common stock on an adjusted basis, and additional "earn out" shares to be issued to Loch shareholders based on actual oil production in the first year after closing. Total shares to be issued to Loch shareholders will not exceed 50% of NeoMedia outstanding shares.
     Loch projects revenue of $800,000 per month in the near term, and forecasts an increase to $3.0 million per month over the next three years.
     The merger is subject to negotiations of definitive contracts, corporate filing requirements, completion of due diligence and any required approval by the Boards of Directors and shareholders of each company. It is anticipated that closing would occur approximately 30 days after such conditions are satisfied.
     Fort Myers-based NeoMedia has been an innovator and international leader in print-to-Internet and other technologies which make information faster and easier to access, with specific expertise in homeland security and e-authentication applications. Loch, headquartered in the Houston suburb of Humble, is a low-cost, environmentally-conscientious and safe producer of oil and gas properties with PROVEN and PROBABLE reserves estimated to be worth $410 million at the current average oil price of $30 per barrel.

'STRONGER BALANCE SHEETS FOR BOTH COMPANIES'
     According to Charles T. Jensen, president, COO and acting CEO of NeoMedia, the planned merger "should result in overall stronger balance sheets for both companies.
     "The new, merged NeoMedia Technologies will enhance shareholder value through the increase of cash flow from oilfield operations, and assist NeoMedia in funding a strong, core patent licensing business" he said. "We also believe additional efficiencies should be achieved by centralized administrative and management functions at NeoMedia's offices in Fort Myers.
     "While in the past NeoMedia has been a technology-based firm," said Jensen, "we saw this acquisition and merger as a unique opportunity which, we believe, can provide immediate and longer-term benefits to shareholders of both companies."

MERGER MAKES LOCH PART OF A PUBLICLY-HELD ENTITY
     Loch CEO Douglas Ashworth said the acquisition/merger with NeoMedia "allows our shareholders to be part of a growing, publicly-held entity with a rich history in high-tech development and innovation, and which now is equally excited about the marketplace for energy products." Loch recently received what Ashworth called "a substantial private investment, which will help us develop existing well bores and continue our plans for expansion (see "Loch Energy, Inc., to Begin Workovers on 5 Existing Well Bores After Receipt of LOI for $485K Investment from Gen-Oil LLC," Business Wire, March 7, 2003)."
     Ashworth said that Loch currently owns mineral and lease rights to five properties, totaling approximately 130 acres, near Houston.
     "Oil specialists have evaluated and estimated Loch's position on these reserves to be extremely promising," he said. "Their studies show our PROVEN reserves to be some 7,707,247 barrels, or $231 million at the current average oil price of $30 per barrel, and our PROBABLE reserves an additional 5,963,748 barrels, or $179 million at $30 per barrel. Quite clearly, everyone involved with Loch is very excited," said Ashworth.
     Expected GROSS barrels of oil to be produced from Lochs properties are 598,000 in Year 1, 1.4 million in Year 2, and 2.2 million per year thereafter until reserves are depleted. Loch's position is expected to be 358,000 in Year 1, 853,000 in Year 2, and 1.3 million per year thereafter as reserves hold. Ashworth said the expected GROSS revenue from the oil on Loch's properties is $16.5 million in Year 1, $39.2 million in Year 2, and $59.4 million per year thereafter until reserves are depleted. Loch's position is expected to be worth $9.8 million in Year 1, $23.5 million in Year 2, and $35.6 million per year thereafter as reserves hold.
     Major shareholders in Loch include Dale Cohrs, Peter Wang, the Macha Family, Triway Assets, Eagle Consulting, and Glen Loch, the company's founder.

ABOUT NEOMEDIA TECHNOLOGIES
NeoMedia Technologies, Inc. (www.neom.com), is an innovator and international leader in print-to-Internet and other technologies which make information faster and easier to access, with expertise in homeland security and e-authentication applications. NeoMedia markets services which link physical information and objects to the Internet under the PaperClick(TM) trademark, and its Systems Integration Group specializes in Open and Storage System solutions and automating print production operations.

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

ABOUT LOCH ENERGY, INC.
Loch Energy, Inc., is a low-cost, environmentally-conscientious and safe producer of oil and gas properties, and a strong advocate of creating an environment in which the oil and gas industry, and related businesses, prosper and grow through responsible development of Texas's natural resources. Loch takes pride in its reputation for fostering an environment in which its employees work together as a diverse team, dedicated to continuous improvement, ensuring the future prosperity of the company and its investors.

THIS PRESS RELEASE  CONTAINS  FORWARD-LOOKING  STATEMENTS  WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. WITH THE EXCEPTION OF HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS DISCUSSED IN THIS PRESS RELEASE INVOLVE RISK AND UNCERTAINTIES. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENT

PAPERCLICK IS A TRADEMARK OF NEOMEDIA TECHNOLOGIES, INC.

                                           ##


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